POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-59877 and 811-08897), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 15th day of January, 2009.

SPARROW FUNDS

By: __/s/ Gerald R. Sparrow_________________________

Gerald R. Sparrow, President

STATE OF MISSOURI

)

)

COUNTY OF SAINT LOUIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Gerald R. Sparrow, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2009.

_/s/ Kimberly Ann Siar_________________________

Notary Public

Commission expires:  09/26/09__________

Kimberly Ann Siar

Notary Public of the State of Missouri

St. Louis County

My Commission #05552716

Expires September 26, 2009

CERTIFICATE

The undersigned, Secretary of SPARROW FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 15, 2009, and is in full force and effect:

WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-59877 and 811-08897), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  December 23, 2009

   /s/ Gerald R. Sparrow______________

Gerald R. Sparrow, President

Sparrow Funds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President, Treasurer, and Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-59877 and 811-08897), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2009.

By: _/s/ Gerald R. Sparrow______________________

Gerald R. Sparrow, Trustee, President,

Treasurer, and Secretary

STATE OF MISSOURI

)

)

COUNTY OF SAINT LOUIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Gerald R. Sparrow, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2009.

_/s/ Kimberly Ann Siar_________________________

Notary Public

Commission expires:  09/26/09__________

Kimberly Ann Siar

Notary Public of the State of Missouri

St. Louis County

My Commission #05552716

Expires September 26, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, and GERALD R. SPARROW as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Registration Statement  (File Nos. 333-59877 and 811-08897), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2009.

By: __/s/ Richard N. Priest_______________________

Richard N. Priest, Trustee

STATE OF MISSOURI

)

)

COUNTY OF SAINT LOUIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Richard N. Priest, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2009.

_/s/ Kimberly Ann Siar_________________________

Notary Public

Commission expires:  09/26/09__________

Kimberly Ann Siar

Notary Public of the State of Missouri

St. Louis County

My Commission #05552716

Expires September 26, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SPARROW FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, and GERALD R. SPARROW as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2009.

By: _/s/ Donald D. Woodruff

Donald D. Woodruff, Trustee

STATE OF MISSOURI

)

)

COUNTY OF SAINT LOUIS

)

Before me, a Notary Public, in and for said county and state, personally appeared Donald D. Woodruff, known to me to be the person described in and who executed the foregoing instrument, and who duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of December, 2009.

Yvonne A. Fischer

Notary Public

Commission expires:   2/6/09

Yvonne A. Fischer

My Commission Expires

February 6, 2010

St. Charles County

Commission #06439236